_____________________________

                                                           OMB APPROVAL
                                                   OMB Number: 3235-0059
                                                   Expires: February 28, 2006
                                                   Estimated average burden
                                                   hours per response. . . 12.75
                                                   _____________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12


                             Heritage Commerce Corp
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:
     ___________________________________________________________________________


PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:
     ___________________________________________________________________________

HERITAGE                                                     THE CEREGHINO GROUP
COMMERCE CORP                                       CORPORATE INVESTOR RELATIONS
CONTACT:  Rebecca A. Levey,                    333 15TH AVENUE SOUTH, SUITE 1500
          Senior Vice President                                SEATTLE, WA 98108
          408-947-6900                                              206.762.0993

================================================================================


           HERITAGE COMMERCE CORP ANNOUNCES FINAL TERMS OF SETTLEMENT
                             WITH PROXY CONTESTANTS

San Jose, CA - May 6, 2004 - Heritage Commerce Corp (NASDAQ: HTBK), parent company of Heritage Bank of Commerce, today announced the final terms of the previously announced standstill and settlement agreement with certain shareholders who were conducting a proxy contest in connection with the upcoming shareholders meeting, scheduled for May 27, 2004.

The participants in the solicitation were James "Jim" D'Amico, Arthur "Art" Carmichael, Jr., William "Boots" Del Biaggio, III, William "Bill" D. Dallas, Tracey Enfantino, Robert W. Peters, Gary L. Thornhill, Ranson W. Webster and Norman "Norm" P. Creighton.

Under the terms of the settlement, the participants have agreed to withdraw their preliminary proxy statement, filed with the SEC on April 23, as amended May 4, and have agreed to withdraw the notice of the nomination of their slate of directors. Also, the participants have agreed that for two years they will not participate in any of the following activities, unless approved by Heritage Commerce Corp's board:

     o any tender or exchange offer for the Company's voting stock other than tendering or selling their own stock to another person and voting their own stock on a tender or exchange offer being made by another person

     o sell short, or enter into any hedging, derivative or similar transactions regarding the Company's voting stock

     o solicit proxies or consents with respect to the Company's voting stock or participate in any proxy solicitation with respect to the Company's voting stock, except for voting the participants' own stock

     o nominate any director for the Company or any of its subsidiaries, or participate with any other shareholder in doing so, except for recommending director candidates to the board of the Company or any board committee

     o seek to control the management, board, policies, or affairs of the Company or solicit, propose, or seek any form of business combination or other extraordinary transaction with the Company or any restructuring, recapitalization, similar transaction, or other transaction not in the ordinary course of business, except for selling or purchasing voting stock themselves

     o request the Company's shareholder list or any information relating to beneficial owners of the Company's stock or request the Company to distribute materials to any of the Company's shareholders

     o  seek access to any of the Company's books and records

     o enter into any shareholder agreement, voting agreement or voting trust with other shareholders

In return, Heritage Commerce Corp. has agreed that:

     o as previously announced, Brad L. Smith would resign immediately as chief executive officer and as a director

     o it will appoint William J. Del Biaggio, Jr., its chairman of the board, and as interim CEO during the search for a permanent replacement

     o effective immediately, Ranson W. Webster will be appointed to fill Smith's position on the board. The Company has agreed to re-nominate Webster to the board at the expiration of his term in 2005 and will recommend his re-election to the shareholders in the Company's proxy materials for the 2005 annual meeting. Webster will be appointed chairman of the corporate governance and nominating committee

     o it will consider director recommendations the participants may make in the future

     o for a period of 120 days, Norman P. Creighton will provide consulting services to the Company for compensation of $2,000 plus expenses. Thereafter, Creighton and the Company may agree to appoint Creighton as a director provided he resigns from the advisory board of Comerica Bank

     o it will reimburse the participants for expenses of up to $75,000 incurred in connection with their preliminary proxy statement


The participants and the Company have also agreed to a mutual release of any legal liability to the other in connection with matters concerning the annual meeting, the nomination of directors, the related proxy material and certain other matters.

The Company intends to file the standstill agreement as an exhibit to its 10-Q report for the first quarter of 2004, which it expects to file by Monday, May 10.

Heritage Commerce Corp, a bank holding company established in February 1998, is the parent company of Heritage Bank of Commerce, headquartered in San Jose with an office located in Los Gatos. Heritage Bank of Commerce is an independent full service community business bank with three divisions: Heritage Bank East Bay, in

Fremont and Danville; Heritage Bank South Valley in Morgan Hill and Gilroy, and Bank of Los Altos, with two locations in Los Altos and one in Mountain View. Additionally, Heritage Capital Group, the bank's asset based lending division, has offices in San Jose and Los Angeles. Heritage Bank of Commerce is also an SBA Preferred Lender ranked the third largest SBA lender in Northern California, eighth in the State, and has SBA Loan Production Offices in San Jose, Fresno, Santa Cruz, Elk Grove, Watsonville, Chico, Glendale, Irvine and Pittsburg, California.

THIS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. SUCH RISKS AND UNCERTAINTIES MAY INCLUDE BUT ARE NOT NECESSARILY LIMITED TO FLUCTUATIONS IN INTEREST RATES AND MONETARY POLICY ESTABLISHED BY THE FEDERAL RESERVE, INFLATION, GOVERNMENT REGULATIONS, GENERAL ECONOMIC CONDITIONS, COMPETITION WITHIN THE BUSINESS AREAS IN WHICH THE COMPANY IS CONDUCTING ITS OPERATIONS, INCLUDING THE REAL ESTATE MARKET IN CALIFORNIA, RESULTS OF BANKRUPTCY PROCEEDINGS IN WHICH THE COMPANY IS AN UNSECURED CREDITOR, AND OTHER FACTORS BEYOND THE COMPANY'S CONTROL. SUCH RISKS AND UNCERTAINTIES COULD CAUSE RESULTS FOR SUBSEQUENT INTERIM PERIODS OR FOR THE ENTIRE YEAR TO DIFFER MATERIALLY FROM THOSE INDICATED. FOR A DISCUSSION OF FACTORS WHICH COULD CAUSE RESULTS TO DIFFER, PLEASE SEE THE COMPANY'S REPORTS ON FORMS 10-K AND 10-Q AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE COMPANY'S PRESS RELEASES. READERS SHOULD NOT PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS, WHICH REFLECT MANAGEMENT'S VIEW ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY REVISE THESE FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.


                                       3